

ThompsonCreek
METALS COMPANY INC.

NYSE:TC

TSX:TCM









Investor Presentation

August 2013

Cautionary Statements

This document contains "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Act of 1934, as amended and applicable Canadian securities legislation, which are intended to be covered by the safe harbor created by those sections and other applicable laws. These forward-looking statements generally are identified by the words "believe," "project," "expect," "anticipate," "estimate," "intend," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions. Our forward-looking statements include statements with respect to: future financial or operating performance of the Company or its subsidiaries and its projects; access to existing or future financing arrangements, future inventory, production, sales, cash costs, capital expenditures and exploration expenditures; future earnings and operating results; expected concentrate and recovery grades; estimates of mineral reserves and resources, including estimated mine life and annual production; statements as to the projected development of Mt. Milligan and other projects, including expected production commencement dates; Mt. Milligan development costs; future operating plans and goals; and future molybdenum, copper and gold prices.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the section entitled "Risk Factors" in Thompson Creek's Annual Report on Form 10-K for the year ended December 31, 2012, Quarterly Reports on Form 10-Q and other documents filed on EDGAR at www.sec.gov and on SEDAR at www.sedar.com. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors, currently unknown to us or deemed immaterial at the present time, that could cause results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise, and investors should not assume that any lack of update to a previously issued forward-looking statement constitutes a reaffirmation of that statement.

Cautionary Note to our United States and Other Investors Concerning Estimates of Measured and Indicated Mineral Resources: This presentation uses the terms "Measured" and "Indicated" Resources. United States investors are advised that while such terms are recognized by Canadian regulations, the United States Securities and Exchange Commission (the "SEC") only permits United States mining companies, in their filings with the SEC, to disclose those mineral deposits that a company can economically and legally extract or produce in accordance with SEC Industry Guide 7. **Our United States and other investors are cautioned not to assume that all or any part of Measured or Indicated Mineral Resources will ever be converted into Mineral Reserves.**

Compliance with NI 43-101

Unless otherwise indicated, we have prepared the technical information in this presentation based on information contained in the technical reports available under our company profile on SEDAR at www.sedar.com. Each technical report was prepared by or under the supervision of a qualified person (a "Qualified Person") as defined in National Instrument 43-101 – Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101"). For readers to fully understand the information in this presentation, they should read the technical reports n their entirety, including all qualifications, assumptions and exclusions that relate to the information set out in this presentation which qualifies such information.

This presentation summarizes some of the information contained in the following technical reports:

"Technical Report Thompson Creek Molybdenum Mine" dated February 9, 2011 and filed on SEDAR on February 24, 2011;

"Technical Report Endako Molybdenum Mine" dated and filed on SEDAR on September 12, 2011;

"Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on our SEDAR profile on October 13, 2011; and

"2009 Mineral Resource Estimate on the Berg Copper Molybdenum Silver Property, Tahtsa Range, British Columbia" dated June 26, 2009 and filed on our SEDAR profile on October 13, 2011.

The Mineral Reserves estimates included in this presentation have been prepared in accordance with NI 43-101 and are classified in accordance with the Canadian Institute of Mining, Metallurgy and Petroleum's "CIM Definition Standards — For Mineral Resources and Mineral Reserves." Mineral Reserves are equivalent to Proven and Probable Reserves as defined by the SEC Industry Guide 7.

The Mineral Resources estimates included in this presentation were estimated in accordance with the definitions and requirements of NI 43-101. The Mineral Resources are equivalent to Mineralized Material as defined by the SEC Industry Guide 7. The Mineral Resources are not included in and are in addition to the Mineral Reserves.

Company Overview
NYSE: TC; TSX: TCM

ThompsonCreek METALS COMPANY INC.

Overview:

- One of the largest molybdenum producers in the world with two operating mines
  - Thompson Creek Mine in Idaho (100% ownership)
  - Endako Mine in B.C. (75% ownership)
  - Langeloth metallurgical refinery in Pennsylvania (100% ownership)
- Diversifying into copper and gold with development of the Mt. Milligan project in B.C. (100% ownership)
  - Start-up expected in August 2013
  - 52.25% of life of mine gold production sold to Royal Gold

Reserves:

Mo Molybdenum

Cu Copper

Au Gold

Ag Silver

Strong North American Portfolio of Assets



Mt. Milligan
Davidson
Berg
Vancouver
Endako Mine
Thompson Creek Mine
Headquarters
Maze Lake
Langeloth Metallurgical Facility
CANADA
USA
Operations
Construction & Development
Exploration Properties
Corporate Offices

ThompsonCreek
METALS COMPANY INC.





Financials

Pro Forma Share Structure
June 30, 2013

ThompsonCreek
METALS COMPANY INC.

TC/TCM Common Shares (US$)	
Recent share price[1]	$2.93
Current market cap[1]	$501.4 million
52-week low/high[1]	$2.25/$4.55
Basic shares outstanding	171.2 million
Share options, restricted/performance shares	5.3 million
tMEDS – maximum shares upon conversion	44.9 million
Fully diluted shares outstanding	222.4 million
Listings: NYSE:TC, TSX:TCM	

[1] Updated August 2, 2013.

Financial Summary | First Half 2013 vs First Half 2012

ThompsonCreek METALS COMPANY INC.



[millions of US$]
Revenue
Operating Income
Net Loss
Adjusted Net Income (Loss) [1]
Operating Cash Flow
227
227
34
(35)
(18)
(14)
32
(14)
61
(17)
FH 2013
FH 2012

1 See non-GAAP reconciliation on slide 37.

Key Statistics | First Half 2013 vs First Half 2012
From Owned Mines



Mo Production
Mo Sold
[in millions of pounds]
14.2
14.8
8.5
9.3
First Half 2013
First Half 2012



Cash Costs[1]
Average Realized Sales Price
[in US dollars per pound produced and sold]
$6.62
$11.73
$13.73
$14.64
First Half 2013
First Half 2012

1 See non-GAAP reconciliation on slide 39.

Molybdenum Outlook | Production & Cash Costs

ThompsonCreek METALS COMPANY INC.



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges[2]
Lower & Upper Ranges[2]
4.4
4.1
6.1
7.7
7.7
6.5
$9.46
$6.58
$5.91
$7.46
Q112
Q212
Q312
Q412
Q113
Q213
22.4
$10.09
30.5
27.5
$7.50
$6.50
2012 actual
2013 guidance

1 See non-GAAP reconciliation on slide 38.
2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00.

Molybdenum Outlook | Production & Cash Costs
From Thompson Creek Mine



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges
Lower & Upper Ranges
$10.34
$13.46
$7.87
$4.59
$4.18
$5.33
3.4
2.5
4.3
6.0
5.9
4.4
Q112
Q212
Q312
Q412
Q113
Q213
16.2
22.0
20.0
$8.06
$5.75
$4.75
2012 actual
2013 guidance

1 See non-GAAP reconciliation on slide 38.

Molybdenum Outlook | Production & Cash Costs
From Endako Mine (75% share)

ThompsonCreek METALS COMPANY INC.



Mo Production [in millions of pounds]
Cash Cost[1] [per pound]
Lower & Upper Ranges[2]
Lower & Upper Ranges[2]
$21.87
1.0
1.6
1.8
$13.19
1.8
$13.26
1.8
$11.75
2.1
$11.93
Q112
Q212
Q312
Q412
Q113
Q213
15.42
6.2
8.5
7.5
$12.25
$10.75
2012 actual
2013 guidance

1 See non-GAAP reconciliation on slide 38.
2 Guidance numbers for Endako for the remainder of 2013 assume a USD/CAD exchange rate of 1.00.

Cash Capital Expenditures[1]

ThompsonCreek METALS COMPANY INC.

	First Half Actual	2013 Estimate[1]	2014 Estimate[1]
Mt. Milligan (millions C$) [2,3]	267.0	410 – 440	–
Mt. Milligan Permanent Operations Residence (millions C$)	5.3	35 – 40	5 – 10
Mt. Milligan Operations (millions C$)	–	20 – 30	20 – 30
Operations (millions US$, excludes Mt. Milligan)	2.3	10 – 15	30 – 40
TOTAL	274.6	475 – 525	55 – 80

1 Cash capital expenditures guidance numbers are as of August 7, 2013. The additional capital for Mt. Milligan is primarily related to additional costs identified as a result of various commissioning activities and the phased start-up. Total project capital expenditures for Mt. Milligan may be affected by the period of time needed to produce saleable product beyond a de minimis amount. Operating expenses will be capitalized under applicable accounting rules. Canadian to US foreign exchange rate for 2013 and 2014 assumed at parity (C$1.00 = US$1.00).

2 Excludes capitalized interest and debt issuance costs.

3 Includes amounts for equipment purchased under capital leases, as well as first-fills, spare parts and commissioning parts.

Cash Outlook | Remainder of 2013

In millions of US Dollars

ThompsonCreek
METALS COMPANY INC.

$420

Funding[1]
in Place



Funding in Place
Cash Uses
$403
$4
$13
$70
$250
$100
Cash on hand
Estimated equipment financing 2013
Remaining Royal Gold proceeds
Net other cash use 2013
High estimate CapEx 2013
Cash cushion

1 As of June 30, 2013.
2 Expected CAT equipment financing as of June 30, 2013 through December 31, 2013.
3 Net other cash uses represents estimated cash flow from operations using a molybdenum oxide price of $9.85/lb for the remainder of 2013, together with $18 million of restricted cash related to vendor holdbacks at Mt. Milligan (contractor retention), net of existing debt service, reclamation and all other cash uses.
4 Cash capital expenditures guidance numbers are as of June 30, 2013 for the remainder of 2013. Assumes CAD/USD exchange rate of 1.00.
5 Includes for Mt. Milligan approximately $10 million for first fills, spare parts, and commissioning parts, and $28 million for a permanent operations residence.

ThompsonCreek
METALS COMPANY INC.



Reserves

Large Proven and Probable Reserves

ThompsonCreek METALS COMPANY INC.

Molybdenum Reserves
515.9
million pounds of contained Mo[1]

Thompson Creek Mine
203.3
million pounds Mo[2]
Avg. grade of 0.077%

Endako Mine
312.6
million pounds Mo[3]
Avg. grade of 0.046%

Copper Reserves
2.1
billion pounds[1]

Mt. Milligan Mine
2.1
billion pounds Cu[4]
Avg. grade of 0.20%

Gold Reserves
6.0
million ounces[1]

Mt. Milligan Mine
6.0
million ounces Au[4]
Avg. grade of 0.011 oz/t

1 Based on Proven and Probable Mineral Reserves.

2 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Thompson Creek Mine staff and reviewed and verified by Bruce Parker, P.E., Mine Manager of the Thompson Creek Mine, who is a Qualified Person under NI 43-101. Data verification and block model assembly was completed by Michael J. Lechner of Resource Modeling Inc. The mineral reserve estimate at the Thompson Creek Mine utilized a cut-off grade of 0.030% molybdenum and an average long-term molybdenum price of $12.00 per pound.

3 The mineral reserve estimate is as of December 31, 2012 and was prepared by the Endako Mine staff and reviewed and verified by Bob Jedrzejczak, P. Eng, Mine Superintendent of the Endako Mine, who is a Qualified Person under NI 43-101. The mineral reserve is stated on a 100% basis; we own 75% of the Endako Mine. The mineral reserve estimate for the Endako Mine utilized a cut-off grade of 0.021% molybdenum and a long-term molybdenum price of C$13.50 per pound or $12.00 per pound using an exchange rate of C$1.125/US$1.00.

4 The mineral reserve estimates were prepared by Herbert E. Welhener, MMSA-QPM, of IMC, who is a Qualified Person under NI 43-101. The mineral reserve estimates were prepared in accordance with definitions and requirements of 43-101. See technical report entitled "Technical Report—Feasibility Update Mt. Milligan Property—Northern BC" dated October 13, 2009 and filed on SEDAR on October 13, 2011.

ThompsonCreek
METALS COMPANY INC.





Operations

Company All Incidence Recordable Rate (AIRR)[1] 2007 – Q2 2013 (81% Improvement Over 5 Yr. Period)

ThompsonCreek METALS COMPANY INC.



7.00
5.94
5.03
2.60
2.30
1.32
1.30
3.0
3.2
3.2
2.5
1.8
1.7
2007
2008
2009
2010
2011
2012
YTD 2013
Thompson Creek Metals Company
Metals Mining U.S. AIRR Average

1 Includes lost time and reportable incidents.

Production and Cash Costs 2011 through 2014

ThompsonCreek
METALS COMPANY INC.

2011

28.3 million lbs Mo Production
$7.94/lb Average Cash Cost

40.1 million lbs Mo Sold [1]
$16.28/lb Average Realized Price

2013E

27.5 - 30.5 million lbs Mo
Production Guidance

$6.50 - $7.50/lb
Estimated Average Cash Costs

2012

22.4 million lbs Mo Production
$10.09/lb Average Cash Cost

28.7 million lbs Mo Sold [1]
$13.48/lb Average Realized Price

2014E

27.5 - 30.5 million lbs Mo
Production Guidance

$6.50 - $7.75/lb
Estimated Average Cash Costs

1 Total sales include third-party material purchases, which are used to fill excess roaster capacity at the Langeloth Metallurgical Facility and to increase inventory to provide greater flexibility to meet customers' demands.

Thompson Creek Mine Update

- Suspended stripping activity associated with the next phase of production
- New mine plan achieving significant cost reductions
- New mine plan expected to achieve significant cost deferrals
  - ~$100 million in operating cost deferrals Q4 2012 through 2014
  - $8 – $9 million in capital expenditure deferrals
- If stripping of phase 8 has not already recommenced at the end of phase 7, we will either restart stripping at that time or put the mine on care and maintenance

Production and Cash Costs Forecast

	2013E	2014E
Production (mm lbs)	20 - 22	17 - 19[1]
Cash costs ($/lb)	4.75 - 5.75	5.00 - 6.00

Cost Deferrals Forecast

	2013E	2014E
Operating[2] ($ mm)	$40	$54
Capital ($ mm)	$5	$3.5

1 Management and the Thompson Creek Mine staff are currently assessing the impact of a pit wall movement that occurred in mid-July 2013 to the Mine's production, cash cost and capital spending guidance. The Company does not at this time anticipate that such impact will be material in 2013. Management is currently assessing the impact to 2014, at this time estimating that production may be adversely impacted by 1-2 million pounds.

2 $6 million in Q4 2012.

Endako Mine Update

ThompsonCreek METALS COMPANY INC.

- Ceased mining ore in the third quarter of 2012 and began processing stockpiled ore to reduce costs
  - Milled approximately1/3 of existing stockpiled ore through mid-2013
- Resumed mining operations
  - Endako pit in May 2013
  - Denak West pit in June 2013
  - Currently processing 2/3 material from fresh ore and 1/3 from stockpile
- Optimization efforts continue to show improvement:
  - Increased mill run times
  - Increased mill throughput – July averaged 51,000 tons per day
  - Increased recoveries – July averaged 75%

Production and Cash Costs Forecast (75% share)

	2013E	2014E
Production (mm lbs)	7.5 – 8.5	10.5 – 11.5
Cash costs ($/lb)	10.75 – 12.25	9.00 –10.50

ThompsonCreek

METALS COMPANY INC.







Mt. Milligan

Future Critical Milestones

Milestone		2012 Q1	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4
June 2012	Process building grinding area enclosed (3 sides)		Completed						
May 2012	Mechanical mill installation begins		Completed						
July 2012	230kV permanent power energized and available onsite		Completed						
June 2012	Delivery and assembly of major mining equipment			Completed					
July 2012	Mining equipment fleet ready			Completed					
Sep 2012	Mine development for TSF construction			Completed					
July 2012	Pre-stripping initiated			Completed					
Sep 2012	Pebble crushing building foundation complete				Completed				
Nov 2012	Concentrator building fully enclosed				Completed				
Jan 2013	Truck shop complete					In progress			
Feb 2013	SAG wrap around motor mechanically complete					Completed			
Feb 2013	Reclaim water ready for pre-commissioning						Completed		
March 2013	Primary crusher ready for testing					Completed			
April 2013	SAG mill, west and east ball mills ready for pre-commissioning						Completed		
June 2013	Process plant mechanical/pre-commissioning complete						Completed		
June 2013	Commissioning started						Completed		
August 2013	First feed							In progress	
December 2013	Full commercial production							★	

Completed In progress

Mt. Milligan Aerial

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Facilities

ThompsonCreek METALS COMPANY INC.



Mt. Milligan Concentrator, Pebble Crusher, Admin Building, Warehouse and Truck Shop

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Pebble Crusher and MSE Wall

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Mine

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan 40-Foot SAG Mill

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Two 24-Foot Ball Mills

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Regrind Area

ThompsonCreek
METALS COMPANY INC.



Mt. Milligan Rougher Flotation Circuit

ThompsonCreek
METALS COMPANY INC.



Outotec
TankCell e200
Outotec
TankCell e200

Mt. Milligan Cleaner Flotation Circuit



Mt. Milligan Construction of Permanent Operations Residence

ThompsonCreek METALS COMPANY INC.



Mt. Milligan Upside Potential and Robust Economics

In millions of US Dollars[1]

ThompsonCreek METALS COMPANY INC.

Upside potential

- Reserve calculation utilized conservative metals pricing of $1.60/lb Cu and $690/oz Au
- Current resource is open at depth and possibly extends laterally
- Multiple exploration drill targets within company's land position

Significant annual cash flow potential



$ 280 1
$ 500 2
Cash Costs
Cash Revenue
Current pricing

1 Estimated cash costs for the first full six years of production and include operating costs, refining/smelting costs and transportation. Assumes average annual production of 89 million lbs of copper in concentrate (85.4 million lbs of payable copper) and 262,000 oz of gold in concentrate (256,760 oz of payable gold) for years 1-6 of full production. Exchange rate is assumed at parity (C$1.00 = US$1.00).

2 Bloomberg pricing as of August 2, 2013: Cu - $3.26/lb; Au - 47.75% @ $1,312 oz and 52.25% @ $435/oz (per Amended and Restated Gold Stream Agreement with Royal Gold).

Value Creation

ThompsonCreek METALS COMPANY INC.

Creating Shareholder Value

- Excellent safety and environmental record
- Experienced management team
- New Mt. Milligan copper-gold mine to open in 2013
  - Significant increase in revenue, net income and cash flow beginning in 2014
  - Diversification of asset base
- Long-lived assets with substantial reserves (P&P)
  - 2.1 billion pounds Cu
  - 516 million pounds Mo
  - 6.0 million ounces of Au
- Development projects, as market conditions warrant (M&I resources)
  - Berg – Cu, Mo and Ag
    3.3 billion pounds Cu
    412 million pounds Mo
    61 million ounces Ag
  - Davidson – Mo

NYSE:TC

TSX:TCM

ThompsonCreek
METALS COMPANY INC.



Thompson Creek Metals Company

www.thompsoncreekmetals.com

Pamela Solly
Director, Investor Relations
and Corporate Responsibility
Phone (303) 762-3526
Email psolly@tcrk.com

ThompsonCreek
METALS COMPANY INC.







Appendix

Appendix
Non-GAAP Reconciliation

ThompsonCreek
METALS COMPANY INC.

Non-GAAP Financial Measures

Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Reconciliation of Adjusted Net (Loss) Income to GAAP Net (Loss) Income

Adjusted net income and adjusted net income per basic and diluted share are considered key measures by management in evaluating the Company's operating performance. Management uses these measures in evaluating the Company's performance as they represent profitability measures that are not impacted by items that management believes do not directly reflect core operations, such as changes in the market price of warrants, unrealized foreign exchange gains or losses on intercompany notes, or significant non-cash items such as asset impairments, that are considered non-recurring in nature. These measures do not have standard meanings prescribed by US GAAP and may not be comparable to similar measures presented by other companies. Management believes these measures provide useful supplemental information to investors in order for them to evaluate the Company's financial performance using the same measures as management.

For the Six Months Ended June 30, 2013
(unaudited — US$ in millions, except shares and per share amounts)

		Weighted-Average Basic Shares		Weighted-Average Diluted Shares	
	Net Income (Loss)	Shares (000's)	$/share	Shares (000's)	$/share
Net loss	$ (18.3)	170,440	$ (0.11)	170,440	$ (0.11)
Add (Deduct):					
Loss on foreign exchange	54.2	170,440	0.32	170,440	0.32
Tax benefit on foreign exchange loss	(4.2)	170,440	(0.02)	170,440	(0.02)
Non-GAAP adjusted net income	$ 31.7	170,440	$ 0.19	170,440	$ 0.19

For the Six Months Ended June 30, 2012
(unaudited — US$ in millions, except shares and per share amounts)

		Weighted-Average Basic Shares		Weighted-Average Diluted Shares	
	Net Income (Loss)	Shares (000's)	$/share	Shares (000's)	$/share
Net loss	$ (13.7)	168,111	$ (0.08)	168,111	$ (0.08)
Add (Deduct):					
Unrealized gain on common stock purchase warrants	(1.8)	168,111	(0.01)	168,111	(0.01)
Loss on foreign exchange	1.3	168,111	0.01	168,111	0.01
Tax benefit on foreign exchange	-	168,111	-	168,111	-
Non-GAAP adjusted net loss	$ (14.2)	168,111	$ (0.08)	168,111	$ (0.08)

Non-GAAP Reconciliation of Cash Cost Per Pound Produced Three Months Ended June 30, 2013 and June 30, 2012

ThompsonCreek METALS COMPANY INC.

Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

US$ in millions, except per pound amounts – unaudited	Three months ended June 30, 2013			Three Months June 30, 2012		
	Operating Expenses (in millions)	Pounds Produced [1] (000's lbs)	$/lb	Operating Expenses (in millions)	Pounds Produced[1] (000's lbs)	$/lb
Thompson Creek Mine						
Cash costs — Non-GAAP [2]	$ 23.5	4,418	$ 5.33	$ 34.2	2,544	$ 13.46
Add/(Deduct):						
Stock-based compensation	0.3			-		
Inventory and other adjustments	6.7			4.9		
GAAP operating expenses	$ 30.5			$ 39.1		
Endako Mine						
Cash costs — Non-GAAP [2]	$ 25.1	2,107	$ 11.93	$ 25.8	1.575	$ 16.37
Add/(Deduct):						
Stock-based compensation	0.1			0.1		
Commissioning and start-up costs	-			2.9		
Inventory and other adjustments	(3.7)			(0.3)		
GAAP operating expenses	$ 21.5			$ 28.5		
Other operations GAAP operating expenses [3]	$ 21.8			$ 43.0		
GAAP consolidated operating expenses	$ 73.8			$ 110.6		
Weighted-average cash cost — Non-GAAP	$ 48.7	6,525	$ 7.46	$ 60.0	4,119	$ 14.57

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.

Non-GAAP Reconciliation of Cash Cost Per Pound Produced Six Months Ended June 30, 2013 and June 30, 2012

ThompsonCreek METALS COMPANY INC.

Reconciliation of Cash Cost per Pound Produced, Weighted-Average Cash Cost per Pound Produced and Average Realized Sales Price per Pound Sold

Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are considered key measures in evaluating our operating performance. Cash cost per pound produced, weighted-average cash cost per pound produced and average realized sales price per pound sold are not measures of financial performance, nor do they have a standardized meaning prescribed by US GAAP and may not be comparable to similar measures presented by other companies. We use these measures to evaluate the operating performance at each of our mines, as well as on a consolidated basis, as a measure of profitability and efficiency. We believe that these non-GAAP measures provide useful supplemental information to investors in order that they may evaluate our performance using the same measures as management and, as a result, the investor is afforded greater transparency in assessing our financial performance.

US$ in millions, except per pound amounts – unaudited	Six months ended June 30, 2013			Six Months Ended June 30, 2012		
	Operating Expenses (in millions)	**Pounds Produced [(1)] (000's lbs)**	**$/lb**	**Operating Expenses (in millions)**	**Pounds Produced[(1)] (000's lbs)**	**$/lb**
Thompson Creek Mine						
Cash costs — Non-GAAP [(2)]	$ 48.3	10,347	$ 4.67	$ 69.6	5,966	$ 11.67
Add/(Deduct):						
Stock-based compensation	0.5			0.1		
Inventory and other adjustments	10.0			4.9		
GAAP operating expenses	$ 58.8			$ 74.6		
Endako Mine						
Cash costs — Non-GAAP [(2)]	$ 45.8	3,868	$ 11.85	$ 47.7	2,577	$ 18.51
Add/(Deduct):						
Stock-based compensation	0.2			0.3		
Commissioning and start-up costs	-			5.2		
Inventory and other adjustments	(8.9)			4.0		
GAAP operating expenses	$ 37.1			$ 57.2		
Other operations GAAP operating expenses [(3)]	$ 46.5			$ 78.4		
GAAP consolidated operating expenses	$ 142.4			$ 210.2		
Weighted-average cash cost — Non-GAAP	$ 94.1	14,215	$ 6.62	$ 117.3	8,543	$ 13.73

1 Mined production pounds are molybdenum oxide and HPM from our share of the production from the mines; excludes molybdenum processed from purchased product.

2 Cash costs represent the mining (including all stripping costs), milling, mine site administration, roasting and packaging costs for molybdenum oxide and HPM produced in the period. Cash cost excludes: the effect of purchase price adjustments; the effects of changes in inventory; corporate allocations; stock-based compensation; other non-cash employee benefits; depreciation, depletion, amortization and accretion; and commissioning and start-up costs for the Endako mill. The cash cost for the Thompson Creek mine, which only produces molybdenum sulfide and HPM on site, includes an estimated molybdenum loss (sulfide to oxide), an allocation of roasting and packaging costs from the Langeloth facility and transportation costs from the Thompson Creek mine to the Langeloth facility.

3 Other operations represent activities related to the roasting and processing of third-party concentrate and other metals at the Langeloth facility and exclude product volumes and costs related to the roasting and processing of Thompson Creek mine and Endako mine concentrate. The Langeloth facility costs associated with roasting and processing of Thompson Creek mine and Endako mine concentrate are included in their respective operating results above.